Acquisitions and Disposals	6 Months Ended
Jun. 30, 2026
Acquisitions and Disposals
Acquisitions and disposals
6.	Acquisitions and Disposals

Acquisitions

Business combinations are accounted for using the acquisition accounting method as at the acquisition date, which is the date at which control is transferred to the Group.

Deal completion date	Acquired business
30 March 2026

61.90% shareholding in Kwality Wall’s (India) Limited (‘KWIL’). KWIL comprises the Indian ice cream business, including manufacturing, distribution, sales and related operations. An open offer to acquire up to 26% of KWIL’s public shares was announced on 16 February 2026 and completed on 7 May 2026, increasing the Group’s shareholding to 61.91%.

1 April 2026

100% of UL Ice Cream Comercial, Lda. (‘ULICC’) which is the demerged Ice-cream marketing and sales operations in Portugal of Unilever Fima Lda. The sourcing unit acquisition will complete separately, following receipt of additional regulatory and operational approvals. A refundable €16 million advance payment has been made with respect to the sourcing unit until legal ownership transfers to TMICC.

The acquisitions are consistent with the Group’s strategy to establish a standalone global ice cream business following the separation from Unilever.

During the three months ended 30 June 2026, KWIL contributed €79 million revenue and €10 million operating profit, while ULICC contributed €44 million revenue and €10 million operating profit. Had both acquisitions occurred on 1 January 2026, management estimates that consolidated revenue and operating profit for the period would have been €4,749 million and €572 million, respectively.

The following table sets out the opening balance sheets which remain provisional pending finalisation of the purchase price allocation. This has not yet been completed as the transactions took place at the start of the second quarter.

In millions of €	KWIL	ULICC	Total

Intangible assets	10	10	20
Property, plant and equipment	117	14	131
Other non-current assets	1	1	2
Trade and other receivables	23	10	33
Inventories	28	19	47
Other current assets	1	2	3
Non-current liabilities	(45)	(3)	(48)
Current liabilities	(66)	(26)	(92)
Total identifiable net assets at fair value	69	27	96

Non-controlling interest	(25)	-	(25)
Goodwill arising on acquisition	235	125	360
Purchase consideration transferred	279	152	431

For both acquisitions, the consideration transferred was measured at fair value at the acquisition date. The consideration was settled entirely in cash, with no contingent consideration or equity instruments issued.

Goodwill primarily reflects expected growth opportunities, operational efficiencies and synergies. Specifically, for KWIL and ULICC, this represents the customer and distribution growth, local market expertise as well as product innovation, and premiumisation opportunities. The amount of goodwill is not expected to be deductible for income tax purposes.

Disposal of Venezuelan Ice Cream Business

During H1 2025, the Company entered into an agreement to sell its Venezuela business, which was classified as held for sale at 30 June 2025, with the transaction completing on 3 July 2025 and resulting in a net loss on disposal of €4 million.